Exhibit 10.45

Execution Copy

DATED 30 JANUARY 2009

(1) PYPO DIGITAL COMPANY LIMITED

as Pledgor

- and -

(2) NEDERLANDSE FINANCIERINGS-MAATSCHAPPIJ

VOOR ONTWIKKELINGSLANDEN N.V.

as Pledgee

- and -

(3) PYPO HOLDINGS (HK) COMPANY LIMITED

as Company

CHARGE DEED

relating to pledge

of shares in

PYPO HOLDINGS (HK) COMPANY

LIMITED

THIS CHARGE DEED (“this Deed”) is made on 30 January 2009 by and amongst:

(1)	PYPO DIGITAL COMPANY LIMITED, a company incorporated and existing under the laws of the Cayman Islands (Reg. no. CI-196422) having its registered office at the offices of Codan Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands (the “Pledgor”);

(2)	NEDERLANDSE FINANCIERINGS-MAATSCHAPPIJ VOOR ONTWIKKELINGSLANDEN N.V., a company limited by shares incorporated and existing under the laws of The Netherlands and having its registered office at Anna van Saksenlaan 71, 2593 HW, The Hague, The Netherlands (the “Pledgee”); and

(3)

PYPO HOLDINGS (HK) COMPANY LIMITED, a limited liability company incorporated under the laws of Hong Kong, whose registered office is at 48th Floor, Bank of China Tower, 1 Garden Road, Central, Hong Kong (the “Company”).

BACKGROUND:

A.	By the Term Facility Agreement dated 2009 and entered into by the Company as borrower and the Pledgee as lender (the “Term Facility Agreement”), the Pledgee is willing to provide a Fifteen Million Euros (€15,000,000) term loan facility (the “Facility”) to the Pledgor, upon and subject to the terms and conditions therein.

B.	Pursuant to the Term Facility Agreement, it is a condition precedent to the availability of the Facility that the Pledgor executes this Deed in favour of the Pledgee.

C.	The Pledgor has agreed to enter into and execute this Deed to pledge all the shares it holds in the Company in favour of the Pledgee.

D.	The Company wishes to enter into this Deed in respect of the pledge to be created on, inter alia, all of its shares and to execute all actions that are required to validate this Deed and the pledge set forth herein.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Deed terms defined in, or construed for the purposes of, the Term Facility Agreement in Recital A above have the same meanings when used in this Deed (unless the same are otherwise defined in this Deed), and the following terms have the following meanings:

“Companies Registry” means the Hong Kong Companies Registry;

“Companies Ordinance” means the Companies Ordinance (Cap. 32) of the laws of Hong Kong;

“Finance Documents” refers to the Term Facility Agreement, the FMO Security Documents, together with documents annexed and referred hereto and thereto, and any other document designated as such by Pledgee and the Pledgor, each a “Finance Document”;

“Group” means the Pledgor and its Subsidiaries;

“Group Companies” means any member of the Group, each a “Group Company”;

“HKD” or “HK$” means the lawful currency of Hong Kong;

“Hong Kong” means the Hong Kong Special Administrative Region of the People’s Republic of China;

“Party” means a party to this Deed;

“Pledged Securities” means:

(i)	the Shares;

(ii)	the Rights;

(iii)	all shares, securities, rights, moneys or property accruing or offered at any time (whether by way of redemption, bonus, preference, option rights or otherwise) to or in respect of the Shares or in substitution or exchange for, or otherwise derived from, the Shares;

(iv)	all dividends, interest or other income in respect of any such asset as is referred to in (iii) above; and

(v)	any additional shares in the Company from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, subject to such registration under the laws of Hong Kong as and when required;

“Receiver” means any receiver, receiver and manager or other similar officer appointed by the Pledgee under this Deed;

“Rights” means in relation to the Shares, all dividends, interest, benefits, property, rights, accretions, moneys, advantages, credits, rebates, refunds (including rebates and refunds in respect of any tax, duties, imposts or charges) and other distributions paid or payable in respect of the Shares whether by way of bonus, capitalisation, conversion, preference, option, substitution, exchange, redemption or otherwise;

“Secured Liabilities” means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or alone or in any other capacity whatsoever) of the Company to the Pledgee under or pursuant to any Finance Document (including all monies covenanted to be paid under this Deed);

“Security Period” means the period beginning on the date of this Deed and ending on the date on which all the Secured Liabilities have been unconditionally and irrevocably paid and discharged in full; and

“Shares” means the entire issued share capital of the Company legally and beneficially owned by the Pledgor and registered in the Pledgor’s name, and being on the date of this Deed One Thousand and One (1,001) fully paid ordinary shares represented by share certificate number 2 and 3, whether or not the share or shares is or are at any time thereafter represented by the same share certificate or certificates.

1.2	Construction

1.2.1	The rules of construction set out in Clause 1.2 of the Term Facility Agreement (Construction) shall apply to the interpretation of this Deed mutatis mutandis.

1.2.2	Each undertaking of the Pledgor contained in this Deed must be complied with at all times during the Security Period and is given by the Pledgor for the benefit of the Pledgee.

1.2.3	“this Deed”, any other “Finance Document” or any other Deed or instrument shall be construed as a reference to this Deed, such other Finance Document or, as the case may be, such other Deed or instrument as amended, supplemented, novated and/or replaced in any manner from time to time (even if any of the same increases the obligations of the Pledgor or provides for further advances).

1.2.4	If the Pledgee reasonably considers that an amount paid to it under a Finance Document is capable of being avoided or otherwise set aside on the liquidation or administration of the payer or otherwise, then that amount will not be considered to have been irrevocably paid for the purposes of this Deed.

2.	PLEDGE

The Pledgor as sole registered owner and beneficial owner of the Pledged Securities, HEREBY BINDS itself as principal debtor towards and in favour of the Pledgee for the due and punctual discharge of the Secured Liabilities and for that purpose HEREBY IRREVOCABLY AND UNCONDITIONALLY CREATES AND GRANTS a first priority security pledge in favour of the Pledgee, over the Pledged Securities for the payment and discharge of all of the Secured Liabilities.

3.	TITLE DOCUMENTS

3.1	Deposit of title documents

Upon the execution of this Deed, the Pledgor shall immediately deposit with the Pledgee in form and substance satisfactory to the Pledgee:

3.1.1	all share certificates representing the Shares together with related declarations of trust (if any);

3.1.2	a blank instrument of transfer of the Shares and bought and sold note duly executed by the Pledgor, in the form set out in Schedules 2 and 3;

3.1.3	an irrevocable proxy and power of attorney from the Pledgor in the form set out in Schedule 4; and

3.1.4	undated, duly signed letters of resignation from each of the directors of the Company in the form set out in Schedule 5; and

3.1.5	such other documents as the Pledgee may reasonably require to register the Pledged Securities in the name of the Pledgee or its nominee or any purchaser or transferee and to perfect the Pledgee’s or its nominee’s or any purchaser’s or transferee’s title to the Pledged Securities.

3.2	Retention of title documents

During the Security Period, the Pledgor and the Company agree that the Pledgee may hold all or any of the Pledged Securities in any of its branch/es or with any correspondent or other person whether in Hong Kong or overseas and thus all such Pledged Securities shall be held at the sole risk, expense and responsibility of the Pledgor save and except due to wilful default or gross negligence of the Pledgee.

4.	DELIVERY AND PERFECTION OF THE PLEDGE

4.1	Notice of pledge

Upon the execution of this Deed, the Pledgor shall:

4.1.1	immediately notify the Company of the pledge created under this Deed by notice in writing to the Company in the form as set out in Schedule 1; and

4.1.2	obtain the acknowledgment by the Company of the pledge of the Pledged Securities under this Deed,

and provide a copy of such notice and acknowledgment to the Pledgee.

4.2	Perfection of security

Without prejudice to the generality of Clause 11 (Further assurance) of this Deed, the Pledgor UNDERTAKES to do, at its expense, all such things and execute all such documents as the Pledgee may from time to time require in order to perfect the security interest given or intended to be given under this Deed, and to confer the entire benefit of this Deed on the Pledgee and to ensure or facilitate its enforcement or realisation of the security created by this Deed or to carry out the provisions and purposes of this Deed.

4.3	Additional shares

If the Pledgor shall acquire (by purchase, share dividend or otherwise) any additional shares of the Company at any time after the date hereof, the Pledgor shall forthwith pledge such shares as security with the Pledgee and deliver to the Pledgee certificates therefor together with a certificate signed by an authorized officer or director of the Company and attested to by the Company’s company secretary that an entry signed by Pledgor, the Pledgee and the Company’s company secretary, making reference to: (a) this Deed, (b) the names of the Pledgor and the Pledgee, and shall promptly thereafter take any and all other action required under applicable law to create a first priority security interest on such shares in favour of the Pledgee, including, without limitation, the execution and delivery of one or more supplements to this Deed.

4.4	Uncertificated security

Notwithstanding anything to the contrary contained in the foregoing sub-Clauses of this Clause, if any share of the Company owned by the Pledgor (whether now owned or hereafter acquired) is evidenced by an uncertificated security, the Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required to perfect the security interest of the Pledgee in such share. The Pledgor and the Company further agree to take such actions as the Pledgee deems necessary or reasonably desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder.

5.	VOTING RIGHTS AND DIVIDENDS

5.1	Voting rights

5.1.1	Until the security created under this Deed becomes and is enforceable:

(i)	the voting rights, powers and other rights in respect of the Shares may be exercised by the Pledgor; and

(ii)	the Pledged Securities may be received and retained by the Pledgor.

5.1.2	If the security created under this Deed becomes or is enforceable:

(a)	the Pledgor and/or the Company shall take such steps as the Pledgee may require in order for the Pledgee or its nominee to be registered as legal owner of the Shares and all other Pledged Securities; and

(b)	the Pledgee (or its nominee as appropriate) may exercise (in the name of the Pledgor and without any further consent or authority on the part of the Pledgor) any voting rights and any powers or rights which may be exercised by the legal or beneficial owner of any Shares or other Pledged Securities, any person who is the holder of any Shares or other Pledged Securities or otherwise including (but without limitation) all the powers given to agents in respect of securities or property subject to a trust under the applicable law.

5.2	Dividends and Interest

Until the security created under this Deed becomes and is enforceable, the Pledgor shall be entitled to receive and retain any and all dividends, interests and/or other distributions paid in respect of the Pledged Securities to the extent permitted pursuant to the Term Facility Agreement.

5.3	Release

Upon unconditional and irrevocable payment in full of the Secured Liabilities, the Pledgee will at the request and expense of the Pledgor as soon as practicable, release to the Pledgor all the right, title and interest of the Pledgee in or to the Pledged Securities.

6.	OBLIGATIONS OF THE PLEDGOR

6.1	Calls on Shares

The Pledgor shall duly and promptly pay all calls or other payments which may from time to time become due in respect of any of the Pledged Securities. If the Pledgor fails to do so, the Pledgee may, if it thinks fit but will not be obliged to, make such payments on behalf of the Pledgor and any sums so paid by the Pledgee shall be repayable by the Pledgor on demand, together with interest thereon at the rate of twenty-five per cent. (25%) per annum and any costs or expenses incurred by the Pledgee as a result of such payment and pending such repayment all such amounts described in this Clause 6.1 shall form part of the Secured Liabilities.

6.2	Obligations in respect of the Pledged Securities

The Pledgor shall remain liable to observe and perform all of the other conditions and obligations assumed by it in respect of any of the Pledged Securities.

6.3	No Obligation on the Pledgee

The Pledgee shall not be required to perform or fulfil any obligation of the Pledgor in respect of the Pledged Securities or to make any payment, or to make any enquiry as to the nature or sufficiency of any payment received by it or the Pledgor, or to present or file any claim or take any other action to collect or enforce the payment of any amount to which it may have been or to which it may be entitled under this Deed at any time or times.

7.	REPRESENTATIONS AND WARRANTIES

7.1	By the Pledgor:

The Pledgor and the Company make the representations and warranties set out in this Clause 7 (Representations and Warranties) to the Pledgee on the date of this Deed.

7.1.1	Ownership of Shares

The Pledgor is the sole legal and beneficial shareholder of the Company holding all the issued shares of the Company immediately upon execution of this Deed and at the time of entering into this Deed, the Shares represent 100% of the shares of the Company as specified in Schedule 6 and all the shares which are owned by the Pledgor in the Company are pledged hereunder.

7.1.2	Pledged Securities

(i)

The Shares are duly authorised, validly issued and fully paid and constitute the whole of the issued and outstanding shares of the Company and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Securities.

(ii)	The Pledged Securities are free and clear of any lien, charge, mortgage, other encumbrances or Security (except for the security created under this Deed) and any interests, claims or equities (including, without limitation, rights of set-off or counterclaim) of any third party.

(iii)	The Pledgor has not disposed of any Pledged Securities or granted any option, rights or interest in relation to the Pledged Securities to any persons.

(iv)	No authorisation, approval or other action by, and no other notice to or filing with, any governmental authority or regulatory body is required either for the pledge of the Pledged Securities pursuant to this Deed or for the execution, delivery or performance of this Deed by the Pledgor, or for the exercise by the Pledgee of the voting or other rights provided for in this Deed or the remedies in respect of the Pledged Securities pursuant to this Deed (except as otherwise provided in this Deed).

7.1.3	Security Enforceable

The security created under this Deed creates a valid and perfected first priority Security Interest in the Pledged Securities, in favour of the Pledgee and securing the payment and performance of the Secured Liabilities.

7.2	By the Company:

7.2.1	The Company is a private company limited by shares duly incorporated and validly existing under the laws of Hong Kong as evidenced by a Certificate of Incorporation issued under the hand of the Registrar of Companies Hong Kong on 4 October 2007;

7.2.2	The Shares are and will remain in registered form;

7.2.3	The Company has not declared any dividends in respect of the Shares that are still unpaid at the date hereof;

7.2.4	The Company has not issued any profit share or other title which does not represent the capital of the Company, nor any warrant, convertible bond or any other right whatsoever which may entitle its owner to shares in the Company;

7.2.5	The directors of the Company as well as the managers of the Pledgor cannot prevent the transfer of the Shares to a third party, including the Pledgee except as provided by the Companies Ordinance and the memorandum and articles of association of the Company.

7.3	Repetition

The representations and warranties set out in this Clause are deemed to be made by the Pledgor and the Company by reference to the facts and circumstances then existing on each day of the Security Period.

8.	GENERAL UNDERTAKINGS

The undertakings in this Clause 8 shall remain in force during the Security Period.

8.1	Negative pledge

The Pledgor shall not create or permit to subsist any Security over any of the Pledged Securities (other than those created under this Deed).

8.2	Rights

The Pledgor shall neither take or permit the taking of any action whereby the Rights are altered or further shares in the Company are issued nor grant in favour of any person other than the Pledgee any interest in or any option or other Rights.

8.3	Shares

The Pledgor shall:

8.3.1	ensure that the Shares will continue to represent 100% of the issued share capital of the Company;

8.3.2	remain as the sole registered and beneficial owner of the Shares; and

8.3.3	take whatever action is necessary so that the Pledgee may assume in accordance with the terms of this Deed, all rights and benefits of the Pledgor with respect to the Pledged Securities and otherwise implement the terms of this Deed, including the execution of any further documents and the giving of any notice, order or direction and the making of any registration which in each case is required.

8.4	Constitutive documents

The Pledgor and the Company shall not alter or amend, nor procure the alteration or amendment by any person of the memorandum and articles of association of the Company without the prior written consent of the Pledgee (whose consent shall not be unreasonably withheld and/or delayed).

8.5	Directors

The Pledgor and the Company shall:

8.5.1	promptly inform the Pledgee in writing of the appointment of any new director or officer of the Company; and

8.5.2	procure that all the directors of the Company shall promptly upon the execution of this Deed and/or the enforcement of the security created under this Deed (as appropriate) take all such other action as the Pledgee may acting in good faith and reasonably require for perfecting its title to the Pledged Securities or for vesting the same in itself or its nominee or any purchaser or transferee.

9.	ENFORCEMENT

9.1	Enforcement

The security created under this Deed shall become enforceable upon the occurrence of an Event of Default and shall remain so for as long as such Event of Default is continuing. At any time when the security created under this Deed is enforceable, the Pledgee shall have, without further notice or authority from the Pledgor or the Company, all powers conferred on the Pledgee by the Finance Documents and in particular (but without limitation) the Pledgee shall have power to:

9.1.1	exercise at its absolute discretion all voting rights in respect of all or any of the Pledged Securities and all other power and rights incidental to the Pledged Securities as if it were the outright owner thereof;

9.1.2	remove existing directors or officers and/or appoint additional and/or replacement directors to the board or officers of the Company;

9.1.3	sell the Shares or any part thereof by private sale for cash, upon credit or for future delivery and the Pledgee shall be entitled to purchase any and all of the Shares so sold and thereafter hold the same absolutely free from any rights or claim of whatsoever kind;

9.1.4	postpone the sale of the Shares to a third party, in which case the Pledgee shall be entitled to exercise the voting right on the Shares and to receive dividends.

9.2	Waiver of Rights

9.2.1	The Pledgor waives any right which it may have under the articles of association of the Company or otherwise to purchase the Pledged Securities or any part thereof in the event that they are sold by the Pledgee or any Receiver pursuant to the power of sale conferred on the Pledgee or any Receiver by this Deed.

9.2.2	The Pledgor shall not have any right to claim against the Pledgee or any Receiver in respect of any loss arising out of any sale pursuant to this Deed, however such loss may have been caused and whether or not a better price could or might have been obtained on the sale of any of the Pledged Securities by either deferring or advancing the date of such sale or otherwise.

10.	RECEIVER

10.1	Appointment

The Pledgee may appoint any one or more persons to be a Receiver of all or any part of the Pledged Securities if:

10.1.1	the security created under this Deed is enforceable; or

10.1.2	the Pledgor so requests the Pledgee in writing at any time.

10.2	Removal and replacement

The Pledgee may from time to time remove any Receiver appointed by it and, whenever it may deem appropriate, may appoint a new Receiver in the place of any Receiver whose appointment has terminated.

10.3	Multiple Receivers

If at any time there is more than one Receiver of all or any part of the Pledged Securities and/or the income of the Pledged Securities, such persons shall have power to act individually (unless otherwise stated in the appointment document).

10.4	Remuneration

Any Receiver shall be entitled to remuneration for his services at a rate to be fixed by agreement between him and the Pledgor (or, failing such agreement within 7 days, to be fixed by the Pledgee).

10.5	Payment by Receiver

Only monies actually paid by a Receiver to the Pledgee in satisfaction or discharge of the Secured Liabilities shall be capable of being applied by the Pledgee in satisfaction of the Secured Liabilities.

10.6	Agent of Pledgor

Any Receiver shall be the agent of the Pledgor. The Pledgor shall be solely responsible for his acts and defaults and for the payment of his remuneration. The Pledgee shall not incur any liability (either to the Pledgor or to any other person) by reason of the appointment of a Receiver or for any other reason.

10.7	Pledgee may exercise

To the fullest extent permitted by law, all or any of the powers, authorities and discretions which are conferred by this Deed (either expressly or impliedly) upon a Receiver of the Pledged Securities may be exercised after the security hereby created becomes enforceable by the Pledgee in relation to the whole of such Pledged Securities or any part thereof without first appointing a Receiver of such property or any part thereof or notwithstanding the appointment of a Receiver of such property or any part thereof.

10.8	Powers of Receiver

A Receiver shall have all powers conferred on the Pledgee under this Deed and from time to time on mortgagees or receivers by law or otherwise (but without the restrictions imposed by law or any ordinance or statutory provision in relation to the exercise of any power of sale or consolidation) and power on behalf and at the costs of the Pledgor (notwithstanding any liquidation of the Pledgor) to do or omit to do anything which the Pledgor could do or omit to do in relation to the Pledged Securities or any part thereof.

11.	FURTHER ASSURANCE

The Pledgor shall, at its own expense, from time to time execute all transfers, powers of attorney and other documents, take all such actions as the Pledgee or any Receiver may require for creating or protecting any security intended to be created by this Deed, perfecting its title to the Pledged Securities or for vesting the same in the Pledgee or its nominee or in any purchaser or transferee. This shall include, at the Pledgor’s expense, procuring to be duly passed such resolutions by the directors of the Company and if applicable, such resolutions passed by the Pledgor as the sole shareholder of the Company as the Pledgee shall require for the purposes of approving and passing for registration any transfers of any of the Pledged Securities, altering the memorandum or articles of association of the Company, removing any directors or officers of the Company, appointing new directors or officers of the Company nominated by the Pledgee or for such other purposes as the Pledgee or any Receiver shall from time to time require.

12.	POWER OF ATTORNEY 12.1 POWER OF ATTORNEY

The Pledgor, by way of security, irrevocably appoints the Pledgee, each Receiver and any of their delegates or sub-delegates to be its attorney and on its behalf and in the name of the Pledgor after the occurrence of an Event of Default and while it is continuing to:

12.1.1	take any action which the Pledgee may require for perfecting its title to or for vesting the Pledged Securities in the Pledgee or its nominees or in any purchaser or transferee and otherwise generally to sign, seal and deliver and otherwise perfect any such other documents and any such deeds, assurances, agreements and documents;

12.1.2	do all such acts and things as may be required to protect, preserve or realise all or any of the Pledged Securities or enforce or prosecute any rights which the Pledgor or the Pledgee may enjoy in respect of all or any of the Pledged Securities, including the giving of receipts for all payments made under or in respect of all or any of the Pledged Securities;

12.1.3	exercise all or any of the powers conferred under this Deed or which may be deemed expedient on or in connection with any other disposition or realization by the Pledgee, its nominees or any Receiver of all or any of the Pledged Securities or in connection with any other exercise of any power under this Deed; and

12.1.4

  do all acts and things and execute all documents which the Pledgor could itself do in relation to any of the Pledged Securities or in connection with any of the matters provided for in this Deed including the execution of any transfer or other assurance in respect of the Pledged Securities, to ask, require, demand, receive, compound and give good discharge for any and all moneys and claims for moneys due to become due under or arising out of any of the Pledged Securities, the endorsement of any cheques or other instruments or orders in connection with any of the Pledged Securities and to make any claims or take any action or to institute any proceedings which the Pledgee or any Receiver considers to be necessary or advisable to protect the security created under this Deed.

12.2	Ratification

The Pledgor ratifies and confirms whatever any attorney does or purports to do pursuant to its appointment under this Clause 12 (Power of attorney). The power of attorney hereby created is granted irrevocably and for value to secure proprietary interests of and the performance of obligations owed by the Pledgor.

13.	THIRD PARTY ENQUIRY

13.1	No duty on purchaser to enquire

No purchaser or other person dealing with the Pledgee, each Receiver or with their agents shall be concerned to enquire:

13.1.1	whether any power exercised or purported to be exercised by it or him has become exercisable;

13.1.2	whether any money remains due on the security created under this Deed;

13.1.3	as to the propriety or regularity of any of its or his actions; or

13.1.4	as to the application of any money paid to it or him

13.2	Protection of purchaser

In the absence of bad faith on the part of such purchaser or other person, such dealings shall be deemed, so far as regards the safety and protection of such purchaser or other person, to be within the powers conferred by this Deed and to be valid accordingly. The remedy of the Pledgor in respect of any impropriety or irregularity whatever in the exercise of such powers shall be in damages only.

14.	DELEGATION

The Pledgee and any Receiver may delegate by power of attorney or in any other manner to any person, company, corporation or entity any right, duty, power or discretion exercisable by it under this Deed or by law. Any such delegation may be made upon the terms (including power to sub- delegate) and subject to any regulations which the Pledgee or any Receiver may acting in good faith and reasonably think fit. Save in the case of default or negligence on the part of any such delegate or sub-delegate, the Pledgee or each Receiver will not be in any way liable or responsible to the Pledgor for any loss or liability arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate.

15.	INDEMNITY

15.1	Indemnity to the Pledgee, and their attorney

15.1.1	The Pledgor will indemnify the Pledgee, any Receiver and every attorney appointed by it in respect of all liabilities and expenses incurred by it or him in good faith and reasonably in the execution or purported execution of any rights in accordance with this Deed.

15.1.2	Without prejudice to the generality of the foregoing or any other provision of this Deed, the Pledgor must indemnify the Pledgee and each Receiver against any loss or liability incurred by the Pledgee and each Receiver as a consequence of the Pledgee and each Receiver acting in respect of the Shares and the Pledged Securities on the direction of the Pledgor.

15.2	Extent of the Pledgee’s liabilities

Without prejudice to any other provision of this Deed, the Pledgee shall not be liable for any losses arising in connection with the exercise or purported exercise of any of its rights, powers and discretions acting in good faith and reasonably under this Deed and in particular (but without limitation) the Pledgee in possession shall not be liable to account as Pledgor in possession or for anything except actual receipts save for gross negligence, fault and/or default on its part.

16.	CONTINUING SECURITY

The security constituted hereby is continuing and will extend to the ultimate balance of all the Secured Liabilities regardless of any intermediate payment or discharge in whole or in part. This Deed shall remain in full force and effect as a continuing security for the duration of the Security Period.

17.	REINSTATEMENT

If any payment to or any discharge given by the Pledgee (whether in respect of the obligations of the Company or any security for those obligations or otherwise) is avoided or reduced for any reason including, without limitation, as a result of insolvency, breach of fiduciary or statutory duties or any similar event:

17.1	the liability of the Pledgor shall continue as if the payment, discharge, avoidance or reduction had not occurred; and

17.2	the Pledgee shall be entitled to recover the value or amount of that security or payment from the Pledgor, as if the payment, discharge, avoidance or reduction had not occurred.

18.	WAIVER OF DEFENCES

18.1	The obligations of the Pledgor or the Company under this Deed will not be affected by an act, omission, matter or thing which, but for this Clause 18, would reduce, release or prejudice any of its obligations under this Deed (without limitation and whether or not known to it or the Pledgee) including:

18.1.1	any time, waiver, indulgence or consent granted to, or composition with, any of the Pledgor, the Company or other person;

18.1.2	the release of any of the Pledgor, the Company or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

18.1.3	the taking, variation, compromise, exchange, renewal or release of or refusal or neglect to perfect, execute, take up or enforce, any rights against, or security over assets of, any of the Pledgor, the Company or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

18.1.4	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any of the Pledgor, the Company or any other person;

18.1.5	any amendment (however fundamental) or replacement of a Finance Document or any other document or security;

18.1.6	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security;

18.1.7	any insolvency or similar proceedings; or

18.1.8	the Term Facility Agreement or any other Finance Document not being executed by or binding against any other party.

18.2	The Secured Liabilities and the security created under this Deed are irrespective of any other circumstances whatsoever that might otherwise constitute a legal or equitable discharge or defence of a pledge or pledgor as the case may be.

19.	IMMEDIATE RECOURSE

The Pledgor and the Company waive any right each of them may have of first requiring the Pledgee (or any trustee) or any Receiver to proceed against or enforce any other rights or security or claim payment from any person before claiming from the Pledgor under this Deed. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

20.	APPROPRIATIONS

20.1	The Pledgee or any Receiver may apply all payments received for the Secured Liabilities in reduction of any part of the Secured Liabilities in accordance with the Term Facility Agreement. Any such appropriation shall override any appropriation by the Pledgor.

20.2	All monies received, recovered or realised by the Pledgee or any Receiver under, or in connection with, this Deed may at the discretion of the Pledgee or the Receiver be credited to a separate interest bearing suspense account for so long as the Pledgee or the Receiver determines (with interest accruing thereon at such rate, if any, as the Pledgee or the Receiver may determine for the account of the Pledgor) without the Pledgee or the Receiver having any obligation to apply the same or any part thereof in or towards the discharge of any of the Secured Liabilities.

21.	NEW ACCOUNTS

21.1	If the Pledgee receives, or is deemed to be affected by, notice, whether actual or constructive, of any subsequent Security affecting any of the Pledged Securities and/or the proceeds of sale of any Pledged Securities, it may open a new account or accounts for the Pledgor. If it does not open a new account, it shall nevertheless be treated as if it had in fact done so at the time when it received or was deemed to have received such notice.

21.2	As from that time all payments made to the Pledgee will be credited or be treated as having been credited to the new account and will not operate to reduce any amount of the Secured Liabilities.

22.	DEFERRAL OF PLEDGOR’S RIGHTS

Until all amounts which may be or become payable by the Pledgor under or in connection with the Finance Documents have been irrevocably paid in full and unless the Pledgee otherwise directs, the Pledgor will not exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents:

22.1	to be indemnified by the Company or other person;

22.2	to claim any contribution from any other guarantor of or provider of security for the Company’s obligations under the Finance Documents; and/or

22.3	to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Pledgee under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by the Pledgee.

23.	ADDITIONAL SECURITY

THIS DEED IS IN ADDITION TO, AND SHALL NOT MERGE WITH, NOR BE IN ANY WAY PREJUDICED OR AFFECTED BY ANY OTHER RIGHT, REMEDY, GUARANTEE OR SECURITY INTEREST, WHICH THE PLEDGEE MAY AT ANY TIME HOLD FOR ANY OF THE SECURED LIABILITIES, NOR SHALL SUCH RIGHT, REMEDY, GUARANTEE OR SECURITY INTEREST BE IN ANY WAY PREJUDICED OR AFFECTED BY THIS DEED.

24.	PAYMENTS

24.1	Payments

Subject to Clause 12 (Tax gross-up and indemnities) of the Term Facility Agreement, all payments to be made by the Pledgor in respect of this Deed must be made:

24.1.1	in immediately available funds to the credit of such account as the Pledgee may designate; and

24.1.2	free and clear of, and without any deduction for, or on account of, any set-off or counterclaim or, except to the extent compelled by law, any deduction on account of any Taxes.

24.2	Default interest

24.2.1	Any amount which is not paid under this Deed when due shall bear interest (both before and after judgment and payable on demand) from the due date until the date on which such amount is unconditionally and irrevocably paid and/or discharged in full on a daily basis at the rate as mentioned in Clause 8.5 of the Term Facility Agreement.

24.2.2	Default interest will accrue from day to day and will be compounded at such intervals as the Pledgee states are appropriate.

25.	ASSIGNMENT

25.1.1	The Pledgor may not assign or transfer any of its rights and/or obligations under this Deed.

25.1.2	The Pledgee may assign or transfer all or any part of its rights under this Deed. The Pledgor will, immediately upon being requested to do so by the Pledgee, enter into such documents as may be necessary or desirable to effect such assignment or transfer.

26.	NOTICES

26.1	In writing

Any communication in connection with this Deed must be in writing and, unless otherwise stated, may be given in person., by post, telex, fax or any electronic communication approved by the Pledgee. Unless it is agreed to the contrary, any consent or agreement required under this Deed must be given in writing.

26.2	Addresses

26.2.1	The initial contact details of each Party for all communications in connection with this Deed are as set out below.

26.2.2	The contact details of the Pledgor for this purpose are:

Address:	c/o Golden Meditech Company Limited 48th Floor, Bank of China Tower, 1 Garden Road, Central, Hong Kong
Fax number:	+852 3605 8189
E-mail:	fdp@pypo.net
Attention:	Samuel Kong

26.2.3	The contact details of the Company for this purpose are:

Address:	c/o Golden Meditech Company Limited 48th Floor, Bank of China Tower, 1 Garden Road, Central, Hong Kong
Fax number:	+852 3605 8189

E-mail:	fdp@pypo.net
Attention:	Samuel Kong and Fei Dongping

26.2.4	The contact details of the Pledgee for this purpose are:

Address:	Anna van Saksenlaan 71, 2593 HW The Hague, The Netherlands
Fax number:	+ 3170 3149 771
E-mail:	H.Man@fmo.nl
Attention:	Hang Wah Man

With a copy to:	Nicholas Chan of Squire, Sanders & Dempsey
Address:	24th Floor, Central Tower, 28 Queen’s Road Central Central, Hong Kong
E-mail:	nchan@ssd.com

26.2.5	Each Party may change its contact details by giving 5 Business Days’ notice to the other Parties.

26.2.6	Where a Party nominates a particular department or officer to receive a notice, a notice will not be effective if it fails to specify that department or officer.

26.3	Effectiveness

26.3.1	Except as provided below, any notice in connection with this Deed will be deemed to be given as follows:

(i)	if delivered in person, at the time of the delivery;

(ii)	if posted five days after being deposited in the post, postage prepaid, in a correctly addressed envelope;

(iii)	if by telex, when sent, but only if, at the time of transmission, the correct answerback appears at the start and at the end of the sender’s copy of the notice;

(iv)	if by fax, when received in legible form; and

(v)	if by e-mail or any other electronic communication, when sent.

26.3.2	A communication given under paragraph (i) above but received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

26.3.3	A communication to the Pledgee will only be effective on actual receipt by it.

27.	PARTIAL INVALIDITY

If, at any time, any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

28.	COUNTERPARTS

This Deed may be executed in counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

29.	GOVERNING LAW

This Deed is governed by the laws of Hong Kong.

30.	JURISDICTION OF HONG KONG COURTS

30.1	Jurisdiction of Hong Kong courts

30.1.1	The courts of Hong Kong have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed) (a “Dispute”).

30.1.2	The Parties agree that the courts of Hong Kong are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

30.2	Service of process

Without prejudice to any other mode of service allowed under any relevant law, the Pledgor:

30.2.1	irrevocably appoints the Company as its agent for service of process in relation to any proceedings before the Hong Kong courts in connection with this Deed and the Company hereby irrevocably agrees to accept such appointment;

30.2.2	must, if any person appointed as process agent under this Clause is unable for any reason to so act, immediately (and in any event within 7 days of the event taking place) appoint another agent on terms acceptable to the Pledgee. Failing this, the Pledgee may appoint another process agent for this purpose; and

30.2.3	agrees that failure by a process agent to notify the Pledgor of the process will not invalidate the proceedings concerned.

This Deed has been executed as a deed and delivered in 3 originals on the date stated at the beginning of this Deed.

SCHEDULE 1

FORM OF NOTICE OF PLEDGE

(Pursuant to Clause 4.1.1 of the Deed)

Pypo Digital Company Limited (the “Pledgor”) as owner and holder of 1,001 fully paid ordinary shares in the capital of Pypo Holdings (UK) Company Limited (the “Company”) hereby gives notice to:

(1)	the Company; and

(2)	The Board of Directors of the Company,

THAT by the Charge Deed dated (the “Deed”) entered into by and amongst (1) the Pledgor; (2) Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden N.V., (the “Pledgee”); and (3) the Company, the Pledgor has pledged and surrendered to the Pledgee all of its shares in the share capital of the Company of which the Pledgor is the registered holder pursuant to the Deed, and all other related security which is acceptable to the Pledgee, as security for the proper and timely payment of any and all of the Secured Liabilities as defined in the Deed.

From the date hereof, you are instructed to provide to the Pledgee copies of all notices or other correspondence, which may be sent or given to the Pledgor.

This notice may not be revoked by the Pledgor without the prior written consent of the Pledgee.

Kindly acknowledge receipt of this notice of pledge and your consent and agreement to the terms hereof by signing below and returning this notice immediately to the Pledgee.

Dated [•]

Yours faithfully,

For and on behalf of Pypo Digital Company Limited

By
Name:
Title:

I/We, on behalf of the Company, acknowledge receipt of this notice:

By
Name:
Title:

SCHEDULE 2

INSTRUMENT OF TRANSFER

PYPO HOLDINGS (HK) COMPANY LIMITED

(Company No. 1172340)

We, Pypo Digital Company Limited of Codan Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands (hereinafter called the “Transferor”) in consideration of the sum of                                                       paid to us by                                                                   of                                                                       (hereinafter called the “Transferee”) do hereby transfer to the Transferee the One Thousand and One (1,001) shares in our name in the register of PYPO HOLDINGS (HK) COMPANY LIMITED to hold unto the Transferee its executors, administrators or assigns, subject to the conditions upon which We hold the same at the time of execution hereof. And We, the Transferee, do hereby agree to take the said shares subject to the same conditions.

Witness our hands the day of

Signed by the Transferor	)
)
in the presence of the witness:-)
Witness’ full name	)
Witness’ address	)	Signature:
)
Witness’ signature	)	Pypo Digital Company Limited (Transferor)

Signed by the Transferor	)
in the presence of the witness:-)
Witness’ full name	)
Witness’ address	)	Signature:
)
Witness’ signature	)	(Transferee)

SCHEDULE 3

SOLD NOTE

Name of Purchaser (Transferee)	:

Address:	:

Name of company in which the share(s) to be transferred	: Pypo Holdings (HK) Company Limited

Number of shares	: One Thousand and One (1,001) ordinary shares

Consideration received	: For and on behalf of Pypo Digital Company Limited (Transferor)

                    , dated

BOUGHT NOTE

Name of Seller (Transferee)	: Pypo Digital Company Limited

Address:	:

Name of company in which the share(s) to be transferred	: Pypo Holdings (HK) Company Limited

Number of shares	: One Thousand and One (1,001) ordinary shares

Consideration received	: For and on behalf of (Transferee)

                    , dated

SCHEDULE 4

IRREVOCABLE PROXY AND POWER OF ATTORNEY

We, Pypo Digital Company Limited, of Codan Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands, being the owner of One Thousand and One (1,001) ordinary shares in PYPO HOLDINGS (HK) COMPANY LIMITED of 48th Floor, Bank of China Tower, 1 Garden Road, Central, Hong Kong (“the Company”) which shares have been pledged to Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden N.V. (“FMO”) of Anna van Saksenlaan 71, 2593 HW The Hague, The Netherlands, pursuant to the Charge Deed dated as of hereby make constitute and appoint FMO, to be our true and lawful Proxy and Attorney with full power to appoint a nominee or nominees to act hereunder from time to time to waive notice of all or any Annual and Extraordinary General Meetings of the Company, to attend such Meetings and to vote our said shares in the Company at all such Meetings or to sign resolutions in writing of all the shareholders of the Company, with the same force and effect as we, as the owner of the said shares might or could do and we hereby ratify and confirm all that the said Proxy and Attorney or its nominee or nominees shall do or cause to be done by virtue hereof.

This Proxy and Power of Attorney is coupled with an interest and is irrevocable and shall remain irrevocable as long as the aforesaid Charge Deed is in force.

IN WITNESS of which this Instrument has been duly executed and delivered as a deed this day of                             .

SIGNED SEALED & DELIVERED	)
by	)
for and on behalf of	)
PYPO DIGITAL COMPANY LIMITED	)
)
Signature
(Apply Common Seal}

In the presence of

Signature of witness:
Name of witness:

SCHEDULE 5

LETTER OF RESIGNATION UNDER SEAL

To: Pypo Holdings (HK) Company Limited (the “Company”)

48th Floor

Bank of China Tower

1 Garden Road

Central

Hong Kong

Date: [•]

Dear Sirs,

In consideration of HK$1.00 (receipt of which is acknowledged), I, [INSERT NAME OF DIRECTOR], hereby resign my position as director of the Company with effect from the date of this letter.

I hereby confirm I have no claim whatsoever against the Company for loss of office or otherwise.

Yours faithfully

[INSERT NAME OF DIRECTOR]

SCHEDULE 6

SHARES

Name of the Shareholder	Percentage of issued and outstanding share capital of the Company	No. of Shares
Pypo Digital Company Limited	100%	One Thousand and One (1,001) Ordinary Shares Representing 100% of shares of the Company

SIGNATURES TO THE CHARGE DEED

The Pledgor

SIGNED SEALED & DELIVERED	)
by its director Mr. FEI Dong Ping	)
for and on behalf of	)
PYPO DIGITAL COMPANY LIMITED	)
)
/s/ Fei Dongping
Signature

In the presence of

Signature of witness:	/s/ Leong Kim Chuan
Name of witness:	Leong Kim Chuan

The Company

EXECUTED AS A DEED by	)
its director Mr. FEI Dong Ping	)
PYPO HOLDINGS (HK) COMPANY	)
LIMITED	)
)
/s/ Fei Dongping
Signature

In the presence of

Signature of witness:	/s/ Leong Kim Chuan
Name of witness:	Leong Kim Chuan

The Pledgee

EXECUTED AS A DEED by the	)
authorised signator(ies) of	)
NEDERLANDSE FINANCIERINGS-MAATSCHAPPIJ	)
VOOR ONTWIKKELINGSLANDEN N.V.	)
	)	Manager Private Equity
/s/ T.F. Bakels
Signature(s)

/s/ S.E.L. Leijten
Manager Legal Affairs Finance

In the presence of:	/s/

Signature of witness:	/s/ ACBPfaeltzer
Name of witness:	ACBPfaeltzer

FORM OF NOTICE OF PLEDGE

Pypo Digital Company Limited (the “Pledgor”) as owner and holder of 1,001 fully paid ordinary shares in the capital of Pypo Holdings (HK) Company Limited (the “Company”) hereby gives notice to:

(1)	the Company; and

(2)	The Board of Directors of the Company,

THAT by the Charge Deed dated 30 January 2009 (the “Deed”) entered into by and amongst (1) the Pledger; (2) Nederlandse Financierings-Maatschappij veer Ontwikkelingslanden N.V., (the “Pledgee”); and (3) the Company, the Pledgor has pledged and surrendered to the Pledgee all of its shares in the share capital of the Company of which the Pledgor is the registered holder pursuant to the Deed, and all other related security which is acceptable to the Pledgee, as security for the proper and timely payment of any and all of the Secured Liabilities as defined in the Deed.

From the date hereof, you are instructed to provide to the Pledgee copies of all notices or other correspondence, which may be sent or given to the Pledgor.

This notice may not be revoked by the Pledgor without the prior written consent of the Pledgee.

Kindly acknowledge receipt of this notice of pledge and your consent and agreement to the terms hereof by signing below and returning this notice immediately to the Pledgee.

Dated 30 January 2009

Yours faithfully,

For and on behalf of
Pypo Digital Company Limited

By	/s/ Fei Dongping
Name:
Title:

I/We, on behalf of the Company, acknowledge receipt of this notice:

By	/s/ Fei Dongping
Name:
Title:

INSTRUMENT OF TRANSFER

PYPO HOLDINGS (HK) COMPANY LIMITED

(Company No. 1172340)

We, Pypo Digital Company Limited of Codan Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands (hereinafter called the “Transferor”) in consideration of the sum of                      paid to us by                                                                                                                        of                                                                                        (hereinafter called the “Transferee”) do hereby transfer to the Transferee the One Thousand and One (1,001) shares in our name in the register of PYPO HOLDINGS (HK) COMPANY LIMITED to hold unto the Transferee its executors, administrators or assigns, subject to the conditions upon which We hold the same at the time of execution hereof. And We, the Transferee, do hereby agree to take the said shares subject to the same conditions.

Witness our hands the day of

Signed by the Transferor		)
)
in the presence of the witness:-		)
Witness’ full name	Leong Kim Chuan	)
Witness’ address		)	Signature:
		)	/s/ Fei Dongping
Witness’ signature	/s/ Leong Kim Chuan	)	Pypo Digital Company Limited
(Transferor)
Signed by the Transferor		)
)
in the presence of the witness:-		)
Witness’ full name		)
Witness’ address		)	Signature:
)
Witness’ signature		)
(Transferee)

SOLD NOTE

Name of Purchaser (Transferee)	:

Address:	:

Name of company in which the share(s) to be transferred	: Pypo Holdings (HK) Company Limited

Number of shares	: One Thousand and One (1,001) ordinary shares

Consideration received	: For and on behalf of Pypo Digital Company Limited (Transferor)

For and on behalf of Pypo Digital Company Limited

/s/ Fei Dongping

BOUGHT NOTE

Name of Seller (Transferor)	: Pypo Digital Company Limited

Address:	:

Name of company in which the share(s) to be transferred	: Pypo Holdings (HK) Company Limited

Number of shares	: One Thousand and One (1,001) ordinary shares

Consideration received	: For and on behalf of (Transferee)

IRREVOCABLE PROXY AND POWER OF ATTORNEY

We, Pypo Digital Company Limited, of Codan Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands, being the owner of One Thousand and One (1,001) ordinary shares in PYPO HOLDINGS (HK) COMPANY LIMITED of 48th Floor, Bank of China Tower, 1 Garden Road, Central, Hong Kong (“the Company”) which shares have been pledged to Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden N.V. (“FMO”) of Anna van Saksenlaan 71, 2593 HW The Hague, The Netherlands, pursuant to the Charge Deed dated as of 30 January 2009 hereby make constitute and appoint FMO, to be our true and lawful Proxy and Attorney with full power to appoint a nominee or nominees to act hereunder from time to time to waive notice of all or any Annual and Extraordinary General Meetings of the Company, to attend such Meetings and to vote our said shares in the Company at all such Meetings or to sign resolutions in writing of all the shareholders of the Company, with the same force and effect as we, as the owner of the said shares might or could do and we hereby ratify and confirm all that the said Proxy and Attorney or its nominee or nominees shall do or cause to be done by virtue hereof.

This Proxy and Power of Attorney is coupled with an interest and is irrevocable and shall remain irrevocable as long as the aforesaid Charge Deed is in force.

IN WITNESS of which this Instrument has been duly executed and delivered as a deed this 30th day of January 2009.

SIGNED SEALED & DELIVERED	)
by	)
for and on behalf of	)
PYPO DIGITAL COMPANY LIMITED	)
	)	/s/ Fei Dongping
Signature
(Apply Common Seal)

In the presence of

Signature of witness:	/s/ Leong Kim Chuan
Name of witness:	Leong Kim Chuan

LETTER OF RESIGNATION UNDER SEAL

To:	Pypo Holdings (HK) Company Limited (the “Company”)
48th Floor
Bank of China Tower
1 Garden Road
Central
Hong Kong

Date:

Dear Sirs,

In consideration of HK$1.00 (receipt of which is acknowledged), I, KONG Kam Yu Sammy , hereby resign my position as director of the Company with effect from the date of this letter.

I hereby confirm I have no claim whatsoever against the Company for loss of office or otherwise.

Yours faithfully

/s/ KONG Kam Yu
KONG Kam Yu Sammy

LETTER OF RESIGNATION UNDER SEAL

To:	Pypo Holdings (HK) Company Limited (the “Company”)
48th Floor
Bank of China Tower
1 Garden Road
Central
Hong Kong

Date:

Dear Sirs,

In consideration of HK$1.00 (receipt of which is acknowledged), I, Clement Kai Yin KWONG, hereby resign my position as director of the Company with effect from the date of this letter.

I hereby confirm I have no claim whatsoever against the Company for loss of office or otherwise.

Yours faithfully

/s/ Clement Kai Yin KWONG
Clement Kai Yin KWONG

LETTER OF RESIGNATION UNDER SEAL

To:	Pypo Holdings (HK) Company Limited (the “Company”)
48th Floor
Bank of China Tower
1 Garden Road
Central
Hong Kong

Date:

Dear Sirs,

In consideration of HK$1.00 (receipt of which is acknowledged), I, FEI Dongping , hereby resign my position as director of the Company with effect from the date of this letter.

I hereby confirm I have no claim whatsoever against the Company for loss of office or otherwise.

Yours faithfully

/s/ Fei Dongping
FEI Dongping

LETTER OF RESIGNATION UNDER SEAL

To:	Pypo Holdings (HK) Company Limited (the “Company”)
48th Floor
Bank of China Tower
1 Garden Road
Central
Hong Kong

Date:

Dear Sirs,

In consideration of HK$1.00 (receipt of which is acknowledged), I, KAM Yuen , hereby resign my position as director of the Company with effect from the date of this letter.

I hereby confirm I have no claim whatsoever against the Company for loss of office or otherwise.

Yours faithfully

KAM Yuen

LETTER OF RESIGNATION UNDER SEAL

To:	Pypo Holdings (HK) Company Limited (the “Company”)
48th Floor
Bank of China Tower
1 Garden Road
Central
Hong Kong

Date:

Dear Sirs,

In consideration of HK$1.00 (receipt of which is acknowledged), I, ZHANG Kuo , hereby resign my position as director of the Company with effect from the date of this letter.

I hereby confirm I have no claim whatsoever against the Company for loss of office or otherwise.

Yours faithfully

ZHANG Kuo

LETTER OF RESIGNATION UNDER SEAL

To:	Pypo Holdings (HK) Company Limited (the “Company”)
48th Floor
Bank of China Tower
1 Garden Road
Central
Hong Kong

Date:

Dear Sirs,

In consideration of HK$1.00 (receipt of which is acknowledged), I, KAM Yuen , hereby resign my position as director of the Company with effect from the date of this letter.

I hereby confirm I have no claim whatsoever against the Company for loss of office or otherwise.

Yours faithfully

/s/ Kam Yuen
KAM Yuen

LETTER OF RESIGNATION UNDER SEAL

To:	Pypo Holdings (HK) Company Limited (the “Company”)
48th Floor
Bank of China Tower
1 Garden Road
Central
Hong Kong

Date:

Dear Sirs,

In consideration of HK$1.00 (receipt of which is acknowledged), I, ZHANG Kuo , hereby resign my position as director of the Company with effect from the date of this letter.

I hereby confirm I have no claim whatsoever against the Company for loss of office or otherwise.

Yours faithfully

/s/ ZHANG Kuo
ZHANG Kuo

SHARE CERTIFICATE

OF

Pypo Holdings (HK) Company Limited

INCORPORATED IN HONG KONG

Authorised Capital: HK$10,000.00 divided into 10,000 shares or HK$1.00 each

THIS IS TO CERTIFY THAT THE UNDERMENTIONED PERSON IS THE REGISTERED HOLDER OF THE SHARES SPECIFIED HEREUNDER SUBJECT TO THE RULES AND LAWS GOVERNING THE ADMINISTRATION OF THE COMPANY

SHAREHOLDER	NO. OF SHARES	DISTINCTIVE NUMBERS		CERTIFICATE NUMBER	DATE OF ISSUE
		FROM	TO
*Pypo Digital Company Limited***	One (1)	1	—	2	12 October 2007

GIVEN UNDER THE COMMON SEAL OF THE COMPANY, ON THE DATE STATED ABOVE AND IN THE PRESENCE OF

/s/ Kam Yuen

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

SHARE CERTIFICATE

OF

Pypo Holdings (HK) Company Limited

INCORPORATED IN HONG KONG

Authorised Capital: HK$10,000.00 divided into 10,000 shares or HK$1.00 each

THIS IS TO CERTIFY THAT THE UNDERMENTIONED PERSON IS THE REGISTERED HOLDER OF THE SHARES SPECIFIED HEREUNDER SUBJECT TO THE RULES AND LAWS GOVERNING THE ADMINISTRATION OF THE COMPANY

SHAREHOLDER	NO. OF SHARES	DISTINCTIVE NUMBERS		CERTIFICATE NUMBER	DATE OF ISSUE
		FROM	TO
*Pypo Digital Company Limited***	999	2	1,000	3	12 October 2007

GIVEN UNDER THE COMMON SEAL OF THE COMPANY, ON THE DATE STATED ABOVE AND IN THE PRESENCE OF

/s/ Kam Yuen

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

SHARE CERTIFICATE

OF

Pypo Holdings (HK) Company Limited

INCORPORATED IN HONG KONG

Authorised Capital: HK$10,000.00 divided into 10,000 shares or HK$1.00 each

THIS IS TO CERTIFY THAT THE UNDERMENTIONED PERSON IS THE REGISTERED HOLDER OF THE SHARES SPECIFIED HEREUNDER SUBJECT TO THE RULES AND LAWS GOVERNING THE ADMINISTRATION OF THE COMPANY

SHAREHOLDER	NO. OF SHARES	DISTINCTIVE NUMBERS		CERTIFICATE NUMBER	DATE OF ISSUE
		FROM	TO
*Pypo Digital Company Limited***	One (1)	1,001	—	4	14 November 2007

GIVEN UNDER THE COMMON SEAL OF THE COMPANY, ON THE DATE STATED ABOVE AND IN THE PRESENCE OF

/s/ KONG Kam Yu

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE